Exhibit 10


                       CONSENT PRICEWATERHOUSECOOPERS LLP


            Consent of Independent Registered Public Accounting Firm

We hereby consent to the use in this Registration Statement on Form N-4 (the Registration Statement) of our report dated March 31, 2005, relating to the financial statements of the Prudential Individual Variable Contract Account, which appears in such Registration Statement. We also consent to the use in this Registration Statement of our report dated March 28, 2005 relating to the consolidated financial statements of the Prudential Insurance Company of America, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PricewaterhouseCoopers LLP
New York, New York


Date: April 15, 2005